Exhibit 31.3

Section 302 Certification

CERTIFICATIONS

I, Robert R. McCoy, certify that;

1.  I have reviewed this Form 10-Q
    of The Pittsburgh & West Virginia
    Railroad;

2.  Based on my knowledge, this report does
    not contain any untrue statement of a
    material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge, the financial
    statements, and other financial
    information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act
    Rules 13a-15(e) and 15d-15(e)) and
    internal control over financial reporting
    (as defined in Exchange Act Rules 13a-
    15(f) and 15d-15(f)) for the registrant and have:

    a)  Designed such disclosure controls
        and procedures, or caused such
        disclosure controls and procedures to
        be designed under our supervision, to
        ensure that material information
        relating to the registrant, including
        its consolidated subsidiaries, is made
        known to us by others within those
        entities, particularly during the period in which this report is being prepared;

    b)  Designed such internal control
        over financial reporting, or caused
        such internal control over financial
        reporting to be designed under our
        supervision, to provide reasonable
        assurance regarding the reliability of
        financial reporting and the preparation
        of financial statements for external
        purposes in accordance with generally
        accepted accounting principles;

    c)  Evaluated the effectiveness of the
        registrant's disclosure controls and
        procedures and presented in this report
        our conclusions about the effectiveness
        of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

    d)  Disclosed in this report any change in
        the registrant's internal control over
        financial reporting that occurred
        during the registrant's most recent
        fiscal quarter (the registrant's fourth
        fiscal quarter in the case of an annual
        report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

    b)	Any fraud, whether or not material, that
        involves management or other employees
        who have a significant role in the
        registrant's internalcontrol over
        financial reporting.



Date: August 13, 2009

/s/ Robert R. McCoy
Robert R. McCoy
Vice President, Secretary,
and Treasurer